UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

GOLDMAN SACHS TRUST

(Name of Registrant as Specified In Its Charter)

(none)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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URGENT: YOUR VOTE IS CRITICAL

Time is Running Out!

PLEASE VOTE TODAY

Goldman Sachs Trust

By now, you should have received proxy materials regarding the Joint Special Meeting of Shareholders that has been adjourned to February 19, 2021, due to the lack of shareholder participation.

According to our records, we have not received your vote!

It is important that we receive your vote by February 19th because it will help to avoid having to adjourn the meeting further and having to spend additional money soliciting your votes.

If you have any questions or would like to vote,

please call the number listed below:

833-934-2733

Your vote is important no matter the size of your fund holdings. Please vote promptly so your vote can be received prior to the FEBRUARY 19, 2021, Special Meeting of Shareholders.

The Funds have made it very easy for you to vote.

Choose one of the following methods:

Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received prior to FEBRUARY 19, 2021.

Call the phone number above Monday through Friday, 9 am to 10pm, Eastern time to speak with a proxy specialist.

OR

Call the toll free touch-tone phone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING

URGENT: YOUR VOTE IS CRITICAL

Time is Running Out!

PLEASE VOTE TODAY

Goldman Sachs Trust

By now, you should have received proxy materials regarding the Joint Special Meeting of Shareholders that has been adjourned to February 19, 2021 due to the lack of shareholder participation.

According to our records, we have not received your vote!

It is important that we receive your vote by February 19th because it will help to avoid having to adjourn the meeting further and having to spend additional money soliciting your votes.

Your vote is important no matter the size of your fund holdings. Please vote promptly so your vote can be received prior to the FEBRUARY 19, 2021 Special Meeting of Shareholders.

The Funds have made it very easy for you to vote.

Choose one of the following methods:

Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received prior to FEBRUARY 19, 2021.	Call the toll free touch-tone phone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING